EXHIBIT 32.2


                   CERTIFICATION OF CHIEF FINANCIAL OFFICER OF
                       ANTHONY & SYLVAN POOLS CORPORATION
                           PURSUANT TO 18 U.S.C. 1350


I, William J. Evanson, Executive Vice President and Chief Financial Officer of Anthony & Sylvan Pools Corporation, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (2) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), that:


     (1) the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

     (3) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Anthony & Sylvan Pools Corporation


This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Periodic Report.



Date: October 28, 2003                 /s/ William J. Evanson
                                       -----------------------------------------
                                       William J. Evanson
                                       Executive Vice President and Chief
                                       Financial Officer


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